SCHEDULE 14A
                                                          (Rule 14a-101)

                              INFORMATION REQUIRED IN PROXY STATEMENT
                                 SCHEDULE 14A INFORMATION

                         Proxy Statement Pursuant to Section 14(a) of the
                       Securities Exchange Act of 1934 (Amendment No.      )


           Filed by the Registrant
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           Preliminary Proxy Statement
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           Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
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Rule 14a-6(e)(2))

The Massachusetts Health & Education Tax-Exempt Trust
                          (Name of Registrant as Specified in Its Charter)


          (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
                      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
                      or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
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Exchange Act Rule 14a-6(i)(3).
                      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

           (1) Title of each class of securities to which transaction applies:


           (2) Aggregate number of securities to which transaction applies:

           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth, the amount on which the filing fee is calculated and state how it was determined):


           (4)        Proposed maximum aggregate value of transaction:


           (5)        Total fee paid:


                      Fee paid previously with preliminary materials.


                      Check box if any part of the fee is offset as provided by
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           (1)        Amount Previously Paid:

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           (3)        Filing Party:


           (4)        Date Filed:

               MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                      225 FRANKLIN STREET, BOSTON, MASS. 02110


                                                        November 30, 1995

Dear Shareholder:

           As you may be aware, at a meeting held on October 30, 1995, the Board of Trustees of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund") voted to appoint Eaton Vance Management
("Eaton Vance" )as the Fund's Investment Adviser, subject to shareholder approval. Eaton Vance will succeed Wellington
Management Company in that capacity.

           A special meeting of the Fund's shareholders will be held on Friday, December 29, 1995, to vote upon the new Investment Advisory Agreement with Eaton Vance. The new Investment Advisory Agreement is expected to take effect concurrently with the termination of the prior Agreement, currently expected to take place on or about
January 1, 1996. The proposal in the attached Proxy Statement relates to this approval.

           The Board of Trustees believes that this proposal is in the best interest of shareholders and has recommended that shareholders vote to approve the new Investment Advisory Agreement.


           YOUR VOTE IS IMPORTANT.  PLEASE SIGN AND RETURN THE ENCLOSED
PROXY CARD.

                                                            Walter B. Prince,
                                                             Chairman
 THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

                         Notice of Special Meeting of Shareholders
                          To Be Held December 29, 1995

           A Special Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), will be held at Goodwin, Procter & Hoar Conference Center, Second Floor, Exchange Place,
Boston, Massachusetts on Friday, December 29, 1995, commencing at
10:00 A.M. (Boston time), for the following purposes:

           1. To approve an Investment Advisory Agreement with Eaton Vance Management.

           2. To consider and act upon any other matters which may properly come before the meeting or any adjourned session thereof.

The proposal to approve the new Investment Advisory Agreement is discussed in greater detail in the following pages.

The Board of Trustees has fixed the close of business on November
24, 1995 as the record date for the determination of the shareholders of the Fund entitled to notice of and to vote at the meeting and any adjournments thereof.
                                           By Order of the Board of Trustees



                                           James M. Storey
                                           President

November 30, 1995
Boston, Massachusetts

IMPORTANT - Shareholders can help the Board of Trustees of the Fund avoid the necessity and additional expense to the Fund of further solicitations to insure a quorum by promptly returning the enclosed proxy. The enclosed addressed envelope requires no postage if mailed in the United States and is intended for your convenience.
                    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                   225 Franklin Street, Boston, Massachusetts 02110

                                                         November 30, 1995

                                 PROXY STATEMENT

           A proxy is enclosed with the foregoing Notice of a Special Meeting of Shareholders of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), to be held December 29, 1995 for the benefit of shareholders who do not expect to be present at the meeting. This proxy is solicited on behalf of the Board of Trustees of the Fund, and is revocable by the person giving it prior to exercise by a signed writing filed with the Fund's administrator, State Street Bank and Trust Company, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or either of them, to vote in favor of each such matter. This proxy material is being mailed to shareholders on or about November 30, 1995.

           The Board of Trustees of the Fund has fixed the close of business November 24, 1995, as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. As of November 24, 1995, there were
            Common Shares, $.01 par value per share ("Common
Shares") and             Auction Preferred Shares, $.01 par value
per share, liquidation preference $50,000 per share ("APS"), of the Fund outstanding. As of such date, no shareholder beneficially owned more than 5% of the outstanding Common Shares or APS. The Trustees and officers of the Fund, as a group, own beneficially less than 1% of the shares of the Fund.

           The Board of Trustees of the Fund knows of no business other than the proposal to approve the new investment advisory agreement that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

              PROPOSAL TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT

           At the meeting, shareholders of the Fund will be asked to approve an investment advisory agreement (the "Proposed Advisory Agreement") between the Fund and Eaton Vance Management ("Eaton Vance"). If approved by shareholders on the meeting date, this contract will take effect on January 1, 1996.

           The current adviser, Wellington Management Company ("Wellington"), 75 State Street, Boston, Massachusetts, 02109 has served as investment adviser to the Fund since it commenced operations on July 30, 1993 pursuant to an investment advisory agreement dated July 23, 1993 (the "Current Advisory Agreement"). The Current Advisory Agreement was approved by the initial shareholder of the Fund on July 13, 1993. At a meeting held on October 30, 1995, the Board of Trustees of the Fund voted to appoint Eaton Vance to succeed Wellington as the Fund's Investment Adviser, effective as of the later of January 1, 1995 or upon approval by shareholders of the Trust's contract with Eaton Vance. This action was prompted primarily by the Trustee's view that the Fund's performance since inception has not met their expectations and Wellington's indication to the Trustees that it would not be willing to continue indefinitely the fee reduction arrangement currently in effect with respect to its investment advisory fee.

           Prior to selecting Eaton Vance as the Fund's successor investment adviser, the Trustees solicited proposals from a number of investment advisory organizations with experience in managing Massachusetts tax-exempt securities. Eaton Vance was selected from among this group because of its commitment to providing professional management and administrative services on a cost-effective basis, while preserving the Fund's mission of concentrating in securities issued on behalf of Massachusetts health and educational institutions. In connection with their deliberations, the Trustees reviewed materials furnished by Eaton Vance relevant to their decision. Those materials included information regarding Eaton Vance and its personnel, operations and financial condition. Representatives of Eaton Vance reviewed with the Board of Trustees Eaton Vance's philosophy of management, performance, expectations and method of operation insofar as they would relate to the Fund. In addition, the Board of Trustees reviewed and discussed the terms and provisions of the Proposed Advisory Agreement and the Administration Agreement discussed below.

           Based on their review, the Board of Trustees approved the Proposed Advisory Agreement as being in the best interest of shareholders and determined to recommend that shareholders of the Fund vote to approve the Proposed Advisory Agreement. Subject to shareholder approval, the Proposed Advisory Agreement is scheduled to take effect on January 1, 1996, at which time Eaton Vance will assume the responsibility of making the day-to-day investment selections for the Fund.

           Information about Eaton Vance. Eaton Vance is located at 24 Federal Street, Boston, MA. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and managing investment companies since
1931. They maintain a large staff of experienced fixed-income and equity investment professionals to service the needs of its clients. The fixed-income division focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. Government securities.
The equity division covers stocks ranging from blue chip to emerging growth companies. Assets under management are approximately $16 billion, of which $14 billion is in investment companies and $9 billion is in municipal bonds.

           If the Proposed Advisory Agreement is approved, the Fund will be managed by Robert B. MacIntosh, a Vice President of Eaton Vance.
Mr. MacIntosh serves as portfolio manager of several Eaton Vance sponsored funds including the Massachusetts Tax Free Portfolio.
Before joining Eaton Vance in 1991, Mr. MacIntosh was a portfolio manager at Fidelity Management & Research Company.
           The corporate structure of Eaton Vance is as follows: Eaton Vance and Eaton Vance, Inc. ("EV") are both wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly-held company. Boston Management and Research ("BMR") and Eaton Vance are both Massachusetts business trusts and registered investment advisers, EV is a Trustee of BMR and Eaton Vance, and all of the issued and outstanding shares of BMR are owned by Eaton Vance. The Directors of EV are Landon T. Clay, H. Day Brigham, Jr., M. Dozier Gardner,
James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G.L. Cabot and Ralph Z.
Sorenson. Mr. Clay is chairman and Mr. Gardner is president and chief executive officer of EVC, BMR, Eaton Vance and EV. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1996, the Voting Trustees of which are Messrs. Clay, Brigham, Gardner, Hawkes and Rowland. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of BMR and Eaton Vance who are also officers and Directors of EVC and EV. As of October 31, 1995, Messrs. Clay,
Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Brigham owned 15% and 13%, respectively, of such voting trust receipts.

           While the principal business of Eaton Vance and its affiliates is serving as investment adviser (and often distributor and administrator as well) to numerous registered investment companies, Eaton Vance does engage in other businesses. EVC owns all the stock of Energex Energy Corp., which engages in oil and gas operations. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment, consulting and management. Finally, EVC owns all of the stock of Fulcrum Management, Inc., and MinVen Inc., which are engaged in the development of precious metal properties. EVC, BMR, Eaton Vance and EV may also enter into other businesses.

           Information about the Proposed Advisory Agreement. The Proposed Advisory Agreement will remain in full force and effect through February 28, 1997, and will continue in full force and effect indefinitely thereafter, but only so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940 (the "1940 Act")) of the Fund, and (ii) by the vote of a majority of those Trustees of the Fund who are not interested persons (as defined in the Act) of Eaton Vance or the Fund cast in person at a meeting called for the purpose of voting on such approval.

           Under the terms of the Proposed Advisory Agreement, the Fund will employ Eaton Vance to act as investment adviser for and to manage the investment and reinvestment of the assets of the Fund and to administer its affairs, subject to the supervision of its Trustees. Eaton Vance will furnish to the Fund investment advice and assistance; administrative services, office space, equipment and clerical personnel related to its investment services; and investment advisory, statistical and research facilities. Eaton
Vance has arranged for certain members of the Eaton Vance organization to serve without salary as officers of the Fund.

           Pursuant to the Proposed Advisory Agreement, Eaton Vance will provide the Fund with investment research, advice and supervision, will furnish an investment program and will determine what securities will be purchased, held or sold by the Fund and what portion, if any, of the Fund's assets will be held uninvested. The Proposed Advisory Agreement requires Eaton Vance to pay the salaries and fees of all officers of the Fund who are members of the Eaton Vance organization and all personnel of Eaton Vance performing services relating to research and investment activities.
The Proposed Advisory Agreement provides that the Fund will pay all its expenses other than those expressly stated to be payable by Eaton Vance, which expenses payable by the Fund shall include, without implied limitation, (i) expenses of maintaining the Fund and continuing its existence, (ii) registration of the Fund under the 1940 Act, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses,
(v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Fund with a stock exchange, (viii) expenses of registering and qualifying the Fund under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Fund (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts, and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Fund, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Fund, (xvii) compensation and expenses of Trustees of the Fund who are not members of the EVC organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Fund to indemnify its Trustees, officers and shareholders with respect thereto.

           In consideration of the services, payments and facilities to be furnished by Eaton Vance under the Proposed Advisory Agreement, the Fund will pay Eaton Vance a monthly advisory fee equal to 0.35% annually of the average daily net assets of the Trust. (Net assets includes the value of assets attributable to both the Common Shares and the APS outstanding.)

           The Proposed Advisory Agreement provides that it may be terminated at any time without penalty on sixty days' notice by Eaton Vance or by the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Fund, and that it shall automatically terminate in the event of its assignment. The Agreement provides that Eaton Vance may render services to others and engage in other business activities. The Proposed Advisory Agreement also provides that Eaton Vance shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations or duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

           The information in this Proxy Statement with respect to the Proposed Advisory Agreement is qualified in its entirety by reference to, and made subject to, such Agreement, a copy of which is attached to this Proxy Statement as Exhibit A.

Comparison of the Proposed and Current Advisory Agreements. The Fund's Current Advisory Agreement with Wellington differs from the Proposed Advisory Agreement in certain respects. First, Wellington is required to provide to the Fund, subject to availability, office facilities, equipment, personnel and services at Wellington's cost. Under the Proposed Advisory Agreement these items are not provided; rather, they are provided under the Administration Agreement with Eaton Vance which will become operative if Proposal 1 is approved. Second, in executing portfolio transactions Wellington must use its best efforts to obtain the best net results and in doing so Wellington may obtain research, analysis, advise and similar services from broker-dealer firms. Under the Proposed Advisory Agreement, Eaton Vance must use its best efforts to seek to execute security transactions at advantageous prices and at reasonably competitive commission rates. Eaton Vance may pay broker-dealers providing brokerage and research services commissions in excess of what others would have charged if the commission is reasonable in relation to the value of services provided. To the extent permitted by applicable law, Eaton Vance may also consider as a factor in broker-dealer selection whether the broker-dealer has sold or is selling shares of any investment company sponsored by Eaton Vance or its affiliates. Finally, Wellington is paid an investment advisory fee of .30% of the Fund's average weekly net assets. This fee is reduced if the annualized expenses of the Fund (other than expenses attributable solely to the offering or existence of any preferred shares) exceed, .90% of the average net assets of the Fund attributable to the Common Shares. The amount of any reduction shall be equal to the lesser of $30,000 or the product of excess expenses and a fraction, the numerator of which is $30,000 and the denominator of which is $76,000 (assuming expense reduction arrangements are in effect with certain other service providers). Pursuant to arrangements between the Fund and Wellington subsequent to the date of the Current Advisory Agreement, the forgoing expense reduction limit of $30,0000 was increased to $41,000. Under the Proposed Advisory Agreement, Eaton Vance will receive 0.35% annually of the average daily net assets of the Fund. Eaton Vance has agreed to a fee reduction in its Administration Agreement discussed below.

           Additional Benefits of the Proposal to Eaton Vance. If the Proposed Advisory Agreement is approved, then in addition to receipt of advisory fees, Eaton Vance may obtain other benefits from its relationship to the Fund. In an effort to reduce costs, the Trustees of the Fund will replace State Street Bank and Trust Company, custodian and transfer agent of the Fund, with Investors
Bank & Trust Company ("IBT"), if this Proposal is approved. Until November 13, 1995, EVC owned 77.3% of the stock of IBT. On
November 13, such stock was distributed to the shareholders of EVC in a tax-free transaction in conjunction with a public offering of IBT stock. Mr. Clay, a director of EVC, owns approximately 13% of the stock of IBT and other individuals at Eaton Vance received IBT stock as a result of their ownership of EVC stock in the above transaction. Under the 1940 Act, however, the Fund and IBT are not considered affiliated persons.

           The Trustees have also approved an Administration Agreement with Eaton Vance, effective with implementation of the Proposed Advisory Agreement. Under this agreement, Eaton Vance will manage and administer the Fund's business affairs and, in connection therewith, furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for administering the affairs of the Fund. As compensation, Eaton
Vance will receive a fee equivalent to 0.15% annually of the average daily net assets of the Fund. (Net assets includes the value of assets attributable to both the Common Shares and the APS outstanding.) Eaton Vance will, from time to time, waive all or a part of such fee so that the annual normal operating expenses of the Fund shall not exceed 1.00% of its average daily net assets for the year ending December 31, 1996, 0.95% for the year ending
December 31, 1997 or 0.95% for the year ending December 31, 1998; provided that in no event shall Eaton Vance be obligated to reimburse the Fund for any amount in excess of its fee. The Administration Agreement has the same duration and termination provisions as the Proposed Advisory Agreement. The Trustees anticipate that the Administration Agreement will reduce overall expenses to the Fund because certain legal, accounting and administration services will no longer be required to be furnished by outside service providers. Shareholder approval of the Administration Agreement is not required under the 1940 Act.

Expense Comparison with New Service Providers. As set forth above, if Eaton Vance becomes investment adviser to the Fund, it will also become administrator and IBT will become custodian and transfer agent. Shareholders in the Fund's Dividend Reinvestment Plan are also hereby notified that IBT will become the successor agent under the Plan. Although the advisory fees payable under the Proposed Advisory Agreement are higher than those under the Current Advisory Agreement, it is anticipated that the forgoing changes, combined with other changes designed to reduce ongoing costs, will reduce the Fund's overall operating expenses.

           The following is a pro forma expense comparison of the current and proposed arrangements for the six-months ended June 30, 1995
(annualized):

                Pro forma Current and Projected Operating Expenses

Current    Current
Operating  Operating
Expenses   Expenses
(net of    (before     Projectedfee reduc-  reduc- Operating
tions)(a)  tions)(a)   Expenses (b) Advisory Fees   0.19%   0.30%   0.35%
Administration, Custody                             0.24%   0.32%   0.22%
  and Fund Accounting Fees
Shareholder Servicing                               0.02%   0.07%    0.08%
 and Transfer Agent Fees
Miscellaneous Expenses                              0.58%   0.58%    0.35%
                                                   1.03%   1.27%     1.00%
(a) Current expenses were computed as of June 30, 1995 (annualized). Certain of the Fund's current service providers including its current Investment Adviser have agreed to certain fee reductions which have had the effect of reducing current operating expenses.

(b) Projected operating expenses reflect anticipated actual expenses under the new contractual arrangements. If necessary, Eaton Vance has agreed to a contractual fee waiver in its administration agreement under certain circumstances of up to 0.15% of average daily net assets.

The foregoing comparison is based on anticipated expenses and actual expenses will vary.

           For the fiscal year ended December 31, 1994, Wellington earned $116,485 in aggregate compensation from the Fund under the Current Advisory Agreement (although it waived $48,828 of such fees).
Under the Proposed Advisory Agreement, Eaton Vance would have received $135,899 for advisory services, a 17% increase, reflecting no fee waivers.

           Eaton Vance manages over $9 billion in municipal bond assets. The other Massachusetts tax-free portfolios managed by Eaton Vance
(or its affiliate adviser) that are registered investment companies are (1) the Massachusetts Tax Free Portfolio, with net assets of over $305 million on October 31, 1995 and a current advisory fee rate of 0.46% of average daily net assets and (2) the Massachusetts Limited Maturity Tax Free Portfolio, with net assets of over $108 million on October 31, 1995 and a current advisory fee rate of 0.46% of average daily net assets. Eaton Vance receives no administration fees in connection with these funds.

Required Vote

           An affirmative vote of a majority of the outstanding voting securities of the Fund (within the meaning of the 1940 Act) will be required to approve the Proposed Advisory Agreement. Under the 1940 Act, a "majority of the outstanding voting securities" of an issuer means the affirmative vote by holders of the lesser of (a)
67% or more of the issuer's outstanding voting securities present at a meeting if holders of more than 50% of the issuer's outstanding voting securities are present in person or by proxy or
(b) more than 50% of the issuer's outstanding voting securities. Common Shares and APS vote as one class.

           The Board of Trustees of the Fund unanimously recommends that the shareholders vote FOR approval of the Proposed Advisory
Agreement. If the proposal does not receive the requisite shareholder approval, then the Trustees will meet to consider possible alternatives, which might include resubmission of the Proposed Advisory Agreement for approval.

                                      CERTAIN INFORMATION REGARDING
                            THE TRUSTEES AND OFFICERS OF THE FUND

           If the Proposal is approved, certain changes will occur in the composition of the Board of Trustees and officers of the Fund.
Messrs. James F. Carlin, Thomas H. Green, Walter B. Prince, Edward
M. Murphy and James M. Storey will remain Trustees of the Fund.
Messrs. Herman B. Leonard and Rudolph F. Pierce and Ms. Susan Wayne will resign, effective upon the commencement of the Proposed
Advisory Agreement. Reducing the size of Trustees from eight to five will have the effect of reducing the Fund's operating expenses. None of the five remaining Trustees have any affiliation with Eaton Vance, although Mr. Murphy will be considered an "interested person" of the Fund within the meaning of the 1940 Act as result of his status as an affiliated person of a broker-dealer.
There is no current intention to further alter the composition of the Board, and any additions would be subject to shareholder approval to the extent required by law.

           The current officers of the Fund are Walter B. Prince, Chairman; James M. Storey, President and Treasurer; and John R.
LeClaire, Secretary.

           If the Proposal is approved, then effective January 1, 1996, Mr. Prince will continue to serve as Chairman and the other officers of the Fund, with their ages indicated in parenthesis, will be as follows: Thomas J. Fetter, (52), President; Robert B. MacIntosh, (38), Vice President; James L. O'Connor (50), Treasurer; Douglas C. Miller (33), Assistant Treasurer and Assistant
Secretary; and Eric G. Woodbury (38), Secretary. All of the new officers of the Fund have been employed by Eaton Vance, or their predecessors, for more than five years except that Mr. Miller, Assistant Vice President of Eaton Vance, was an Audit Senior in the Investment Company Practice Group of Deloitte & Touche LLP from
1987 to 1991; and Mr. Woodbury, Vice President of Eaton Vance since February 1993, was an associate attorney at Dechert Price & Rhoads and Gaston Snow & Ely Bartlett prior thereto. All of the new officers are officers of Eaton Vance and EV, and stockholders of EVC. Because of their positions with Eaton Vance and EV or their ownership of stock of EVC, the officers of the Fund will benefit from the advisory and administration fees paid by the Fund to Eaton Vance.

                     NOTICE TO BANKS AND BROKER/DEALERS

           The Fund has previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to 225 Franklin Street, Boston, MA 02110.
                  ADDITIONAL INFORMATION

           The expense of preparing, printing and mailing this Proxy Statement and enclosures and the cost of soliciting proxies on behalf of the Board of Trustees of the Fund will be borne by Eaton Vance. Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund, by personnel of Eaton Vance, by broker-dealer firms or by a professional solicitation organization. Eaton Vance will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

           All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card, it will be voted for the matters specified on the proxy card. All proxies not voted will not be counted toward establishing a quorum. Shareholders should note that while votes to abstain and "broker non-votes" will be counted toward establishing a quorum, passage of any proposal being considered at the meeting will occur only if a sufficient number of votes are cast for the Proposal. Accordingly, votes to abstain, broker non-votes and votes against will have the same effect in determining whether the Proposal is approved.

           In the event that sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by December 29, 1995, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the Proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by Eaton Vance.

           The Fund will furnish, without charge a copy of the Fund's Annual Report and its most recent Semi-Annual Report to any shareholder upon request. Shareholders desiring to obtain a copy of such reports should write to the Fund at 225 Franklin Street, Boston, MA 02110, or call 1-800-426-5523.

                                SHAREHOLDER PROPOSALS

           As disclosed in the proxy materials for the Fund's 1995 Annual Meeting, any proposals of shareholders that are intended to be presented at the Fund's 1996 Annual Meeting of Shareholders must be received at the Fund's principal offices no later than December 1, 1995 and must comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.
           The Massachusetts Health & Education
Tax-Exempt Trust

November 30, 1995                                                Exhibit A
           THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST

                     INVESTMENT ADVISORY AGREEMENT


           AGREEMENT made this 1st day of January, 1996, between The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), and Eaton Vance Management, a
Massachusetts business trust (the "Adviser").

           1. Duties of the Adviser. The Trust hereby employs the Adviser to act as investment adviser for and to manage the investment and reinvestment of the assets of the Trust and to administer its affairs, subject to the supervision of the Trustees of the Trust, for the period and on the terms set forth in this Agreement.

           The Adviser hereby accepts such employment, and undertakes to afford to the Trust the advice and assistance of the Adviser's organization in the choice of investments and in the purchase and sale of securities for the Trust and to furnish for the use of the Trust office space and all necessary office facilities, equipment and personnel for servicing the investments of the Trust and for administering its affairs and to pay the salaries and fees of all officers and Trustees of the Trust who are members of the Adviser's organization and all personnel of the Adviser performing services relating to research and investment activities. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

           The Adviser shall provide the Trust with such investment management and supervision as the Trust may from time to time consider necessary for the proper supervision of the Trust. As investment adviser to the Trust, the Adviser shall furnish continuously an investment program and shall determine from time to time what securities and other investments shall be acquired, disposed of or exchanged and what portion of the Trust's assets shall be held uninvested, subject always to the applicable restrictions of the Declaration of Trust, By-Laws and registration statement of the Trust under the Investment Company Act of 1940, all as from time to time amended. Should the Trustees of the Trust at any time, however, make any specific determination as to investment policy for the Trust and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Adviser shall take, on behalf of the Trust, all actions which it deems necessary or desirable to implement the investment policies of the Trust.

           The Adviser shall place all orders for the purchase or sale of portfolio securities for the account of the Trust either directly with the issuer or with brokers or dealers selected by the Adviser, and to that end the Adviser is authorized as the agent of the Trust to give instructions to the custodian of the Trust as to deliveries of securities and payments of cash for the account of the Trust.
In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser shall use its best efforts to seek to execute security transactions at prices which are advantageous to the Trust and (when a disclosed commission is being charged) at reasonably competitive commission rates. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser and the Adviser is expressly authorized to pay any broker or dealer who provides such brokerage and research services a commission for executing a security transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. Subject to the requirement set forth in the second sentence of this paragraph and to the requirement of applicable law, the Adviser is authorized to consider, as a factor in the selection of any broker or dealer with whom purchase or sale orders may be placed, the fact that such broker or dealer has sold or is selling shares of any one or more investment companies sponsored by the Adviser or its affiliates.

  2. Compensation of the Adviser. For the services, payments and facilities to be furnished hereunder by the Adviser, the Adviser shall be entitled to receive from the Trust compensation in an amount equal to 0.35% annually of the average daily net assets of the Trust. (Net assets includes assets attributable to all outstanding securities of the Trust.)

           Such compensation shall be paid monthly in arrears on the last business day of each month. The Trust's daily net assets and gross income shall be computed in accordance with the Declaration of Trust of the Trust and any applicable votes and determinations of the Trustees of the Trust. In case of initiation or termination of the Agreement during any month with respect to the Trust, the fee for that month shall be based on the number of calendar days during which it is in effect. The Adviser may, from time to time, waive all or a part of the above compensation.

           3. Allocation of Charges and Expenses. It is understood that the Trust will pay all expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Trust shall include, without implied limitation, (i) expenses of maintaining the Trust and continuing its existence,
(ii) registration of the Trust under the Investment Company Act of 1940, (iii) commissions, fees and other expenses connected with the acquisition, holding and disposition of securities and other investments, (iv) auditing, accounting and legal expenses, (v) taxes and interest, (vi) governmental fees, (vii) expenses of listing shares of the Trust with a stock exchange, (viii) expenses of registering and qualifying the Trust under federal and state securities laws and of preparing and filing registration statements and amendments for such purposes, (ix) expenses of reports and notices to shareholders and of meetings of shareholders and proxy solicitations therefor, (x) expenses of reports to governmental officers and commissions, (xi) insurance expenses, (xii) association membership dues, (xiii) fees, expenses and disbursements of custodians and subcustodians for all services to the Trust (including without limitation safekeeping of funds, securities and other investments, keeping of books and accounts and determination of net asset values), (xiv) fees, expenses and disbursements of transfer agents, dividend disbursing agents, shareholder servicing agents and registrars for all services to the Trust, (xv) expenses for servicing shareholder accounts, (xvi) any direct charges to shareholders approved by the Trustees of the Trust, (xvii) compensation and expenses of Trustees of the Trust who are not members of the Adviser's organization, and (xviii) such non-recurring items as may arise, including expenses incurred in connection with litigation, proceedings and claims and the obligation of the Trust to indemnify its Trustees and officers with respect thereto.

           4. Other Interests. It is understood that Trustees and officers of the Trust and shareholders of the Trust are or may be or become interested in the Adviser as trustees, shareholders or otherwise and that trustees, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as shareholders or otherwise. It is also understood that trustees, officers, employees and shareholders of the Adviser may be or become interested (as directors, trustees, officers, employees, shareholders or otherwise) in other companies or entities
(including, without limitation, other investment companies) which the Adviser may organize, sponsor or acquire, or with which it may merge or consolidate, and which may include the words "Eaton Vance" or "Boston Management and Research" or any combination thereof as part of their name, and that the Adviser or its subsidiaries or affiliates may enter into advisory or management agreements or other contracts or relationships with such other companies or entities.

           5. Limitation of Liability of the Adviser. The services of the Adviser to the Trust are not to be deemed to be exclusive, the Adviser being free to render services to others and engage in other business activities. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Trust for any act or omission in the course of, or connected with, rendering services hereunder or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

           6. Sub-Investment Advisers. The Adviser may employ one or more sub-investment advisers from time to time to perform such of the acts and services of the Adviser, including the selection of brokers or dealers to execute the Trust's portfolio security transactions, and upon such terms and conditions as may be agreed upon between the Adviser and such investment adviser and approved by the Trustees of the Trust.

           7. Duration and Termination of this Agreement. This Agreement shall become effective upon the date of its execution, and, unless terminated as herein provided, shall remain in full force and effect through and including February 28, 1997 and shall continue in full force and effect indefinitely thereafter, but only so long as such continuance after February 28, 1997 is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval.

           Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Agreement without the payment of any penalty, by action of Trustees of the Trust or the trustees of the Adviser, as the case may be, and the Trust may, at any time upon such written notice to the Adviser, terminate this Agreement by vote of a majority of the outstanding voting securities of the Trust. This Agreement shall terminate automatically in the event of its assignment.

           8. Amendments of the Agreement. This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved
(i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust.

           9. Limitation of Liability. The names "The Massachusetts Health & Education Tax Exempt Trust" and "Trustees of the
Massachusetts Health & Education Tax Exempt Trust" refer, respectively, to the Trust and the Trustees of the Trust, as trustees but not individually or personally, acting from time to time under the Trust's Amended and Restated Agreement and Declaration of Trust dated April 20, 1993, as amended, which is hereby referred to and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and the principal office of the Trust. The obligations of "The
Massachusetts Health & Education Tax Exempt Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the Trustees, holders of shares of beneficial interest of the Trust or representatives of the Trustees personally, but bind only the Trust assets, and all persons dealing with the Trust must look solely to the Trust property for the enforcement of any claims against the Trust.

           10. Certain Definitions. The terms "assignment" and "interested persons" when used herein shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The term "vote of a majority of the outstanding voting securities of the Trust" shall mean the vote of the lesser of (a) 67 per centum or more of the shares of the Trust present or represented by proxy at the meeting if the holders of more than 50 per centum of the outstanding shares of the Trust are present or represented by proxy at the meeting, or (b) more than 50 per centum of the outstanding shares of the Trust.

           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.



THE MASSACHUSETTS HEALTH &
EDUCATION TAX-EXEMPT TRUST


By:
           President


EATON VANCE MANAGEMENT


By:
           Vice President, and not individually
         THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
                Special Meeting of Shareholders, December 29, 1995 Proxy Solicited on Behalf of Board of Trustees
                      HOLDERS OF AUCTION PREFERRED SHARES


The undersigned holder of Auction Preferred Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), hereby appoints WALTER B. PRINCE and JAMES M. STOREY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Trust to be held at the Goodwin, Procter & Hoar Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Friday, December 29, 1995 at 10:00 A.M., and at any and all adjournments thereof, and to vote all Auction Preferred Shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

       PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
                PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                         HAS YOUR ADDRESS CHANGED?









 PLEASE MARK VOTES
   AS IN THIS EXAMPLE

To approve an                                          With-
Investment Advisory Agreement    For                    held       Against
with Eaton Vance Management.


           RECORD DATE SHARES:

Please be sure to sign
and date this Proxy.        Mark Box at right if address change
has been noted on the reverse side
Date                        of this card.



Shareholder sign here              Co-owner sign here



DETACH CARD

                    THE MASSACHUSETTS HEALTH & EDUCATION
                             TAX-EXEMPT TRUST

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of the Trust that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on December 29, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


The Massachusetts Health & Education Tax-Exempt Trust
       THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST
       Special Meeting of Shareholders, December 29, 1995
           Proxy Solicited on Behalf of Board of Trustees
                  HOLDERS OF COMMON SHARES


The undersigned holder of Common Shares of The Massachusetts Health & Education Tax-Exempt Trust, a Massachusetts business trust (the "Trust"), hereby appoints WALTER B. PRINCE and JAMES M. STOREY, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Trust to be held at the Goodwin, Procter & Hoar Conference Center, Second Floor, Exchange Place, Boston, Massachusetts 02109, on Friday, December 29, 1995 at 10:00 A.M., and at any and all adjournments thereof, and to vote all Common Shares of the Trust which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE REVERSE AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

         PLEASE VOTE, DATE, AND SIGN ON OTHER SIDE AND RETURN
         PROMPTLY IN ENCLOSED ENVELOPE.

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                      HAS YOUR ADDRESS CHANGED?


                                     PLEASE MARK VOTES
   AS IN THIS EXAMPLE

 To approve an Investment
 Advisory Agreement                    With-                 on Vance
 For      Held      Against
 Management

           RECORD DATE SHARES:

Please be sure to sign and date this Proxy.  Mark Box at right if address change has
                                             been noted on the
                                             of this card.
Date
Shareholder sign here                            Co-owner sign here


DETACH CARD

              THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot. There are issues related to the management and operation of the Trust that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on December 29, 1995.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

The Massachusetts Health & Education Tax-Exempt Trust